SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Enhanced Commodity Strategy Fund DWS Global Inflation Plus Fund DWS GNMA Fund DWS Government & Agency Securities VIP DWS Short Duration Fund	DWS Short Duration Plus Fund DWS Strategic Government Securities Fund DWS Strategic Income Fund DWS Strategic Income VIP

The following person is added to the portfolio management team as reflected in the “Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of each fund’s prospectus.

John D. Ryan, Director. Portfolio Manager of the fund. Joined the fund in 2010.

The following person is added to the portfolio management team, as reflected under the ”MANAGEMENT” sub–heading of the “FUND DETAILS” section of each fund’s prospectus.

John D. Ryan, Director. Portfolio Manager of the fund. Joined the fund in 2010.

■
Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

■	Over 18 years of investment industry experience.

■	BA in Economics, University of Chicago; MBA, University of Chicago.

Please Retain This Supplement for Future Reference
July 16, 2010
DMF-3604ST